Filed pursuant to Rule 497(a)

File No. 333-220385

Rule 482ad

Lincoln Centre Tower I 5400 Lyndon B. Johnson Freeway, Suite 1300 Dallas, Texas 75240 T 214.238.5700 F 214.238.5701

Capital Southwest Enters Into Debt Distribution Agreement for 5.95% December 2022 Notes

Dallas, Texas – June 11, 2018 – Capital Southwest Corporation (“Capital Southwest,” “CSWC” or the “Company”) (Nasdaq: CSWC), an internally managed business development company focused on providing flexible financing solutions to support the acquisition and growth of middle market business, today announced it has entered into a Debt Distribution Agreement for its 5.95% Notes due 2022 (the “Notes”) (Nasdaq: CSWCL). Under the Debt Distribution Agreement, the Company may offer for sale, from time to time, up to $50,000,000 in aggregate principal amount of the Notes through B. Riley FBR, Inc., acting as CSWC’s sales agent. Sales of the Notes, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market offerings”.

The Notes offered will be a further issuance of, are fungible with, and rank equally in right of payment with, the $57,500,000 aggregate principal amount of the existing Notes issued. The Notes are listed on The Nasdaq Global Select Market, and trade on The Nasdaq Global Select Market under the symbol “CSWCL.” We intend to list the Notes offered hereby on The Nasdaq Global Select Market under the same trading symbol. The Notes are expected to trade “flat,” which means that purchasers in the secondary market will not pay, and sellers will not receive, any accrued and unpaid interest on the Notes that is not reflected in the trading price.

The Notes will mature on December 15, 2022 and may be redeemed in whole or in part at any time, or from time to time, at Capital Southwest’s option on or after December 15, 2019 upon not less than 30 days nor more than 60 days written notice by mail prior to the date fixed for redemption thereof, at a redemption price equal to 100% of the outstanding principal amount of the Notes to be redeemed plus accrued and unpaid interest payments otherwise payable thereon for the then-current quarterly interest period accrued to the date fixed for redemption. The Notes will bear interest at a rate of 5.95% per year, payable quarterly on March 15, June 15, September 15, and December 15 of each year.

About Capital Southwest

Capital Southwest Corporation (Nasdaq: CSWC) is a Dallas, Texas-based, internally managed business development company, with approximately $308 million in net assets as of March 31, 2018. Capital Southwest is a middle market lending firm focused on supporting the acquisition and growth of middle market businesses with $5 to $25 million investments across the capital structure, including first lien, unitranche, second lien, subordinated debt and non-control equity co-investments. As a public company with a permanent capital base, Capital Southwest has the flexibility to be creative in its financing solutions and to invest to support the growth of its portfolio companies over long periods of time.

Forward-Looking Statements

This press release contains historical information and forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 with respect to future dividends, market conditions, and the business and investments of Capital Southwest. Forward-looking statements are statements that are not historical statements and can often be identified by words such as “will,” “believe,” “expect” and similar expressions and variations or negatives of these words. These statements are based on management’s current expectations, assumptions and beliefs. They are not guarantees of future results and are subject to numerous risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statement. These risks include risks related to changes in the markets in which Capital Southwest invests, changes in the financial and lending markets, regulatory changes, tax treatment and general economic and business conditions.

Readers should not place undue reliance on any forward-looking statements and are encouraged to review Capital Southwest’s Annual Report on Form 10-K for the year ended March 31, 2018 and subsequent filings with the Securities and Exchange Commission for a more complete discussion of the risks and other factors that could affect any forward-looking statements. Except as required by the federal securities laws, Capital Southwest does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changing circumstances or any other reason after the date of this press release.

Investor Relations Contact:

Michael S. Sarner, Chief Financial Officer

214-884-3829